EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ John F. Brimberry
                                                John F. Brimberry
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by John F. Brimberry.


                                                Lynell Scherer
                                                Notary Public
                                                State of Texas

My Commission Expires:  March 11, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ Ruben M. Garcia
                                                Ruben M. Garcia
                                                Director




Subscribed and sworn to before me this 27th day of January, 2000 by Ruben M. Garcia.



                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas

My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ Robert A. McAllen
                                                Robert A. McAllen
                                                Director



Subscribed and sworn to before me this 27th day of January, 2000 by Robert A. McAllen.


                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas
My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ Pete J. Morales, Jr.
                                                Pete J. Morales, Jr.
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by Pete J. Morales, Jr.


                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas

My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ H. Lee Richards
                                                H. Lee Richards
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by H. Lee Richards.


                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas

My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ Gerald E. Vaughn
                                                Gerald E. Vaughn
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by Gerald E. Vaughn.


                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas

My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ E. R. Brooks
                                                E. R. Brooks
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by E. R.
Brooks.


                                                /s/ Judy A. Hall
                                                Notary Public
                                                State of Texas

My Commission Expires:  July 20, 2003

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                                /s/ Glenn Files
                                                Glenn Files
                                                Director


Subscribed and sworn to before me this 27th day of January, 2000 by Glenn Files.


                                                /s/ Alice G. Crisp
                                                Notary Public
                                                State of Texas
My Commission Expires:  August 3, 2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1999 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 27th day of January, 2000.


                                          /s/ Alphonso R. Jackson
                                          Alphonso R. Jackson
                                          Director


Subscribed and sworn to before me this 27th day of January, 2000 by Alphonso
R. Jackson.


                                          Alice G. Crisp
                                          Notary Public
                                          State of Texas
My Commission Expires:  August 3, 2002